American Beacon Flexible Bond Fund

Supplement dated January 13, 2015
to the
Prospectus dated December 29, 2015

The information below supplements the Prospectus dated December 29, 2015 and is in addition to any other supplement(s):

In the summary section, under "Management", sub-section "Portfolio Managers" for PIMCO on page 7, all references to Saumil H. Parikh is deleted and the following is added;

PIMCO
Marc P. Seidner
  CIO Non-traditional Strategies                                                                                                                              Since 2015

In the "Fund Management" section- "The Sub-Advisors" for Pacific Investment Management Company, LLC on page 19, all references to Saumil H. Parikh are deleted and replaced with the following:

Marc P. Seidner is CIO Non-traditional Strategies, a managing director and head of portfolio management. Mr. Seidner is also a generalist portfolio manager and a member of the Investment Committee. Mr. Seidner rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO managing director, generalist portfolio manager and member of the Investment Committee until January 2014. Prior to joining PIMCO in 2009, Mr. Seidner was a managing director and domestic fixed income portfolio manager at Harvard Management Company. Previously, Mr. Seidner was director of active core strategies at Standish Mellon Asset Management and a senior portfolio manager at Fidelity Management and Research.

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